UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒               Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Envirotech Vehicles, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903 Envirotech Vehicles, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on August 03, 2021 For Stockholders as of record on June 15, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/ADOM To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ADOM Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 26, 2021. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/ADOM TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Envirotech Vehicles, Inc. Meeting Type: Annual Meeting of Stockholders Date: Tuesday, August 03, 2021 Time: 10:00 AM, Pacific Time Place: Annual Meeting to be held virtually - please visit www.proxydocs.com/ADOM to register You must register to attend the meeting online and/or participate at www.proxydocs.com/ADOM SEE REVERSE FOR FULL AGENDA

Envirotech Vehicles, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. Election of Class I directors. 1.01 Pam Compton 1.02 Terri White Elk 2. Ratification of the appointment of Malone Bailey LLP as Envirotech Vehicles, Inc. independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board. 4. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.